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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20529

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report:     February 14, 1997


                   MBNA AMERICA BANK, NATIONAL ASSOCIATION
                               ON BEHALF OF THE
                        MBNA MASTER CREDIT CARD TRUST
            (Exact name of registrant as specified in its charter)


                          33-41850, 33-47934, 33-49850,
                          33-54462, 33-57988, 33-64244
  United States                                               51-0331454
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(State or other               (Commission File               (IRS Employer
 jurisdiction of                    Number)               Identification No.)
 incorporation)


                             1100 North King Street
                              Wilmington, DE. 19801
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                   (Address of principal executive office)



Registrant's telephone number, including area code  (302) 453-9930.
                                                    ---------------

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

        In accordance with Section 2.07 of the MBNA Master Credit Card Trust Pooling and Servicing Agreement, $980,623,105.48 of Principal Receivables were removed from the Trust and reassigned to MBNA America Bank, National Association on January 28, 1997. The amount of Investor Certificates remained unchanged at $5,858,333,333.36
,

ITEM 5.   OTHER EVENTS

The following are filed as Exhibits to this Report under Exhibit 20:

     20.1. Series 1991-1 (File No. 33-41850) Certificateholders'Statement for the month ended January 31, 1997.

     20.2. Series 1992-1 (File No. 33-47934) Certificateholders'Statement for the month ended January 31, 1997.

     20.3. Series 1992-2 (File No. 33-49850) Certificateholders'Statement for the month ended January 31, 1997.

     20.4. Series 1992-3 (File No. 33-54462) Certificateholders'Statement for the month ended January 31, 1997.

     20.5. Series 1993-1 (File No. 33-57988) Certificateholders'Statement for the month ended January 31, 1997.

     20.6. Series 1993-3 (File No. 33-64244) Certificateholders'Statement for the month ended January 31, 1997.

     20.7. Series 1993-4 (File No. 33-64244) Certificateholders'Statement for the month ended January 31, 1997.

     20.8. Series 1994-1 (File No. 33-64244) Certificateholders'Statement for the month ended January 31, 1997.

     20.9. Series 1994-2 (File No. 33-64244) Certificateholders'Statement for the month ended January 31, 1997.

ITEM 5.   OTHER EVENTS


     The following are filed as Exhibits to this Report under Exhibit 99:

     99.1. Series 1991-1 (File No. 33-41850) Key Performance Factors for the month ended January 31, 1997.

     99.2. Series 1992-1 (File No. 33-47934) Key Performance Factors for the month ended January 31, 1997.

     99.3. Series 1992-2 (File No. 33-49850) Key Performance Factors for the month ended January 31, 1997.

     99.4. Series 1992-3 (File No. 33-54462) Key Performance Factors for the month ended January 31, 1997.

     99.5. Series 1993-1 (File No. 33-57988) Key Performance Factors for the month ended January 31, 1997.

     99.6. Series 1993-3 (File No. 33-64244) Key Performance Factors for the month ended January 31, 1997.

     99.7. Series 1993-4 (File No. 33-64244) Key Performance Factors for the month ended January 31, 1997.

     99.8. Series 1994-1 (File No. 33-64244) Key Performance Factors for the month ended January 31, 1997.

     99.9. Series 1994-2 (File No. 33-64244) Key Performance Factors for the month ended January 31, 1997.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     February 14, 1997


                               MBNA AMERICA BANK, NATIONAL ASSOCIATION



                                By:         Marguerite M. Boylan
                                   ----------------------------------
                                Name:       Marguerite M. Boylan
                                Title:      Vice President